Exhibit 10.1

                     Summary of Approved Changes to the
                    Blue Cross Primary License Agreement

      Action          Effective Date             Explanation

Replace page 2        March 11, 1999    Amendments to Paragraph 1 - Added
with replacement                        prohibition on branding of hospital
page 2                                  services

Replace page 8c       March 11, 1999    Amendments to Paragraph 19c - Replaced
with replacement                        all Member Plan votes from separate
page 8c                                 Cross and Shield weighted an unweighted
                                        votes to combined Cross and Shield
                                        weighted and unweighted votes

Replace the entire    Various           Amendments to Exhibit 1 (Controlled
Exhibit 1 and 1A                        Affiliate License Agreement) -
with the new                            conforming changes have been made to
Exhibit 1 and 1A                        Exhibit 1 (see specific revisions
                                        identified on Attachment C).